Exhibit 1.01
CONFLICT MINERALS REPORT OF KIMBALL ELECTRONICS, INC.
For the reporting period from January 1, 2023 to December 31, 2023
As used herein, the terms “Company,” “Kimball Electronics,” “we,” “us,” or “our,” refer to Kimball Electronics, Inc., the Registrant, and its subsidiaries.
This Conflict Minerals Report (the “Report”) of Kimball Electronics, Inc. has been prepared pursuant to Rule 13p-1 and Form SD (collectively, the “Rule”) promulgated under the Securities Exchange Act of 1934, as amended (the “1934 Act”), for the reporting period from January 1, 2023 to December 31, 2023 (the “Reporting Period”). Numerous terms in this Report are defined in Rule 13p-1 and Form SD and the reader is referred to those sources and to 1934 Act Release No. 34-67716 (August 22, 2012) for such definitions.
This Report has not been audited nor is an independent private sector audit required for this Report under the Rule or existing SEC guidance.
The Rule requires disclosure of certain information when a company manufactures or contracts to manufacture products and the minerals specified in the Rule are necessary to the functionality or production of those products (“Necessary Conflict Minerals”). The specified minerals, which we collectively refer to in this Report as the “Conflict Minerals,” are gold, columbite-tantalite (coltan), cassiterite, and wolframite, including their derivatives, which are limited to tantalum, tin, and tungsten. The “Covered Countries” for the purposes of the Rule and this Report are the Democratic Republic of the Congo, the Republic of the Congo, the Central African Republic, South Sudan, Uganda, Rwanda, Burundi, Tanzania, Zambia, and Angola. The reporting requirements of the Rule apply to us regardless of the geographic origin of our Necessary Conflict Minerals and whether or not such Necessary Conflict Minerals fund Armed Groups (as that term is defined by the Rule).
Company and Responsible Sourcing Overview
Kimball Electronics was founded in 1961 and incorporated in 1998. We deliver a package of value that begins with our core competency of producing durable electronics and extends to contract manufacturing services for non-electronic components, medical disposables, drug delivery solutions, precision molded plastics, and production automation, test, and inspection equipment. Our design and manufacturing expertise coupled with robust processes and procedures help us ensure that we deliver the highest levels of quality and reliability throughout the entire life cycle of our customers’ products.
We manufacture or contract to manufacture many products that use Necessary Conflict Minerals. We are considered a “downstream” company, as described by the OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas, Third Edition (the “OECD Guidance”). We primarily purchase component parts and generally do not purchase raw ore or unrefined Conflict Minerals. We are far removed from the mines, smelters, and refiners in our global supply chain. We source components and materials from suppliers, who source their components and materials from other, sub-tier suppliers. In addition, many of our customers require us to use their selected suppliers when manufacturing their products. We may not have direct contractual relationships with these customer-selected suppliers.
We believe that the smelters and refiners of the Conflict Minerals are best situated to identify the source of Conflict Minerals, and therefore have taken steps to identify the applicable smelters and refiners of Conflict Minerals in our supply chain. In accordance with the OECD Guidance, the internationally recognized framework on which our Company’s Responsible Sourcing Policy is based, we support industry initiatives that audit Conflict Minerals smelters’ and refiners’ due diligence activities, primarily through our membership in the Responsible Minerals Initiative (“RMI”), founded by the Responsible Business Alliance (“RBA”) and Global e-Sustainability Initiative. The data on which we relied for certain statements in this report was obtained through our RMI membership. We set forth our expectations of our suppliers in our Responsible Sourcing Policy and our Supplier Code of Conduct. More information is available on our website at: https://www.kimballelectronics.com/sustainability.
Description of Our Products Covered by this Report
We have determined that we manufacture or contract to manufacture products containing Necessary Conflict Minerals. This Report relates to our products: (i) that contain Necessary Conflict Minerals; (ii) that we manufactured or were contracted to manufacture; and (iii) that we produced during the Reporting Period (the “Covered Products”).
The Covered Products for this report include the following:
•Electronic assemblies
•Medical disposables
•Automation, test, and inspection equipment

The Company’s Reasonable Country of Origin Inquiry Process and Results
As noted above, we determined that certain of our products covered by this Report during the Reporting Period contained Necessary Conflict Minerals. Because of this determination, the Rule requires us to conduct, in good faith, a reasonable country of origin inquiry (“RCOI”) of our Necessary Conflict Minerals. We design the RCOI to determine whether any of the Necessary Conflict Minerals in our Covered Products originated or may have originated in a Covered Country or came from recycled or scrap sources.
If, based on our RCOI, we know, or have reason to believe, that (i) any of our Necessary Conflict Minerals originated in a Covered Country and (ii) such Necessary Conflict Minerals may not be from recycled or scrap sources, the Rule requires that we exercise due diligence on the source and chain of custody of those Necessary Conflict Minerals, in accordance with a nationally or internationally recognized due diligence framework, if such a framework is available for the particular Conflict Mineral. The Rule also describes further actions that we must take based on the results of our due diligence on the source and chain of custody of Conflict Minerals.
For Covered Products, we utilized the Responsible Minerals Initiative’s (“RMI”) Conflict Minerals Reporting Template (“CMRT”) to request information from the suppliers we identified in our supply chain assessment about the sources of the Necessary Conflict Minerals in the products they supply to us. After collecting responses to our supplier inquiries, we evaluated the responses for completeness and plausibility, and we engaged in follow-up communications with suppliers as appropriate. Some suppliers provided us with “company-level” CMRT responses that include Conflict Minerals information for all products sold by that supplier to its customers even though we may have purchased only a limited subset of such products from that supplier.
Based on our RCOI described above, we have reason to believe that some of these Conflict Minerals may have originated from the Covered Countries and may not be from recycled or scrap sources.
Our Due Diligence Process
Based on the results of our RCOI, and as required by the Rule, we conducted due diligence on the source and chain of custody of our Necessary Conflict Minerals (“Due Diligence”) to ascertain whether these Conflict Minerals originated in the Covered Countries and finance or otherwise benefited Armed Groups.
Design of Our Due Diligence Framework
As required by the Rule, we designed our Due Diligence to conform, in all material respects, with the due diligence framework set forth in the OECD Guidance as a basis for responsible supply chain management of all minerals and as applicable to downstream companies (as the term is defined in the OECD Guidance). The design of our Due Diligence incorporates the OECD Guidance’s five-step framework:
1.Establish strong company management systems.
2.Identify and assess risk in the supply chain.
3.Design and implement a strategy to respond to identified risks.
4.Carry out independent third-party audits of smelters’/refiners’ due diligence practices by participating in industry-driven initiatives.
5.Report annually on supply chain due diligence.
Due Diligence Activities Performed
For the Reporting Period, as part of our Due Diligence we surveyed approximately 3,255 direct suppliers of components who potentially contributed Necessary Conflict Minerals for the Covered Products, representing 100% of our direct suppliers relevant for Conflict Minerals inquiry for the Reporting Period. We requested that each of them complete the RMI CMRT. As with our RCOI, we used the CMRT responses to collect information regarding the sources of the Necessary Conflict Minerals in the products they supplied to us, including the processing smelters and refiners (“SORs”) and countries and mines of origin of such Conflict Minerals from our direct suppliers and in their supply chains. To the extent possible, we followed up with direct suppliers who did not respond to our survey or who provided incomplete or inconsistent information. For example, we followed up with suppliers surveyed to collect or correct missing and inconsistent information, implausible statements regarding the presence of Conflict Minerals, responses that did not identify SORs, and where the reported sourcing country is not a known reserve for the specified Conflict Mineral. We compared the smelter information provided by our direct suppliers in our supply chain surveys to multiple sources including the CMRT’s Smelter Reference List and the Conformant and Active Smelter & Refiner Lists from RMI. We followed up with direct suppliers who indicate high risk smelters in their supply chain via their CMRT as appropriate to request additional data analysis and verification.

If a supplier did not provide the information requested, we initiated an escalation process. The escalation process included contacting alternate persons at the supplier, enlisting help from our manufacturing locations engaged with the supplier, obtaining assistance from our global sourcing team, and working with our customers to contact the suppliers. Of the suppliers we surveyed, approximately 67.56% responded to the survey with reliable responses, representing approximately 90.30% of the total number of unique in-scope parts purchased and 87.23% of our direct materials spend on in-scope parts for the Reporting Period.
In addition, Due Diligence that we performed during the Reporting Period included the following:
•Our internal compliance team that conducts Due Diligence reported progress directly to our Chief Legal & Compliance Officer and executive leadership team, as well as to leaders throughout our global procurement, manufacturing, quality, and finance functions.
•We conducted training to educate our compliance team and our other internal teams on the requirements of the Rule.
•We communicated our Responsible Sourcing Policy to our customers and suppliers along with our expectations under that Policy.
•We worked with our suppliers and our customers to seek remedies for non-compliance, identified risks, or inconsistencies in accordance with our Responsible Sourcing Policy.
•We continued to embrace and support industry initiatives that audit Conflict Minerals smelters’ and refiners’ due diligence activities, since we generally do not have direct contractual relationships with the originating mines, or with the smelters or refiners of the Conflict Minerals that our products contain.
•We reported to our Board of Directors the results of our Due Diligence processes and activities.
Our Due Diligence Determination
Based on our Due Diligence, we were unable to determine whether the Necessary Conflict Minerals contained in such products (not including Conflict Minerals that originated from recycled or scrap sources) originated in the Covered Countries, or, if they did originate in the Covered Countries, whether the mining of or trade in such Conflict Minerals directly or indirectly finance or otherwise benefit Armed Groups.
Smelters and Refiners; Countries of Origin of Conflict Minerals
The declarations we received from our suppliers described above include a total of 690 SORs that processed Conflict Minerals used in the production of such suppliers’ products. Among these 690 SORs provided in the declarations, 262 either have been certified as conformant with the Responsible Minerals Assurance Program’s (“RMAP”) (formerly known as the Conflict-Free Smelter Program) assessment protocols (“RMAP Conformant”) or have committed to undergo a RMAP audit (“RMAP Active”), per the current version of the CMRT. The remaining SORs were listed on the Smelter Look-up list tab of the current version of the CMRT, but are not listed as “Conformant” or “Active.” The RMI website notes that, due to the eligibility criteria for an RMAP assessment, smelters and refiners are sometimes removed from the Conformant list because they are no longer operational and not because they are non-conformant to the standard.

Additionally, many of the declarations we receive are company-wide and not product specific, so we believe these declarations may include SORs and countries of origin for Conflict Minerals that are not applicable to the Conflict Minerals used in our products. The inclusion of a SOR in a country on the list from RMI is not a final indicator that the Company utilized materials sourced from a SOR in this country. Due to the many such company-wide declarations and the multiple levels of suppliers in our supply chain, we are unable to determine with certainty at this time which SORs, which facilities, which countries of origin, or which mines or locations of origin listed in the declarations actually provide the specific Conflict Minerals used in our products.

The SORs identified by our suppliers in their declarations are set forth in the Appendix to this Report.
Steps Taken and Being Taken to Mitigate Risk
We have taken or are taking the following steps, among others, to mitigate the risk that our Necessary Conflict Minerals benefit Armed Groups and to improve the results of our due diligence measures:

•We communicate our Responsible Sourcing Policy and our Global Supplier Code of Conduct to our customers and suppliers along with our expectations under that Policy;
•We improve the efficiency and quality of our supplier onboarding, outreach, and education;
•We engage with suppliers to obtain updated, accurate, and complete information about our supply chain;
•We actively support industry initiatives to encourage smelters and refiners to participate in audits of their Conflict Minerals due diligence activities;

•We send requests when appropriate to certain high risk smelters to provide Country of Origin information;
•We reconsider our partnerships with suppliers who do not comply with our Responsible Sourcing Policy;
•We cooperate with industry groups seeking to identify best practices for a good faith RCOI and related due diligence; and
•We encourage suppliers to implement responsible sourcing and effective traceability measures.
Forward-Looking Statements
Certain statements contained in this Report, including those made under the “Steps Taken and Being Taken to Mitigate Risk” section, reflect the Company’s expectations with respect to future performance and constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, among other things, statements of the plans and objectives of management for future operations. These statements are subject to a variety of uncertainties, unknown risks, and other factors concerning the Company’s operations and business environment, which are difficult to predict and are beyond the control of the Company. Factors that could adversely affect our future performance include (1) those described under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended June 30, 2023 and other filings with the SEC, (2) the responsible sourcing of conflict minerals in our supply chain by our direct and indirect suppliers, and (3) the effectiveness of traceability systems used by our direct and indirect suppliers to determine the source and chain of custody of conflict minerals contained in our supply chain.

Appendix

Smelters and Refiners

Metal	Name	Country	Identification
Tantalum	5D Production OU	Estonia	CID003926
Gold	8853 S.p.A.	Italy	CID002763
Tungsten	A.L.M.T. Corp.	Japan	CID000004
Gold	ABC Refinery Pty Ltd.	Australia	CID002920
Gold	Abington Reldan Metals, LLC	United States Of America	CID002708
Tungsten	ACL Metais Eireli	Brazil	CID002833
Gold	Advanced Chemical Company	United States Of America	CID000015
Gold	African Gold Refinery	Uganda	CID003185
Gold	Agosi AG	Germany	CID000035
Gold	Aida Chemical Industries Co., Ltd.	Japan	CID000019
Gold	Aktyubinsk Copper Company TOO	Kazakhstan	CID000028
Gold	Al Etihad Gold Refinery DMCC	United Arab Emirates	CID002560
Gold	Al Ghaith Gold	United Arab Emirates	CID002899
Tungsten	Albasteel Industria e Comercio de Ligas Para Fundicao Ltd.	Brazil	CID003427
Gold	Albino Mountinho Lda.	Portugal	CID002760
Gold	Alexy Metals	United States Of America	CID003500
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	Uzbekistan	CID000041
Tin	Alpha	United States Of America	CID000292
Tin	American Iron and Metal	Canada	CID000049
Tantalum	AMG Brasil	Brazil	CID001076
Tantalum	AMG Mining Mibra Mine	Brazil	CID003088
Tin	An Thai Minerals Co., Ltd.	Viet Nam	CID002825
Tin	An Vinh Joint Stock Mineral Processing Company	Viet Nam	CID002703
Tin	Angelcast Enterprise Co., Ltd.	China	CID002714
Gold	AngloGold Ashanti Corrego do Sitio Mineracao	Brazil	CID000058
Tantalum	ANHUI HERRMAN IMPEX CO.	China	CID000059
Tin	Arco Alloys	United States Of America	CID002809
Bold italic type indicates RMAP Conformant
Italic type indicates RMAP Active
Normal type indicates a SOR listed on the current CMRT Smelter Look-up List Tab

Gold	Argor-Heraeus S.A.	Switzerland	CID000077
Tungsten	Artek LLC	Russian Federation	CID003553
Gold	ARY Aurum Plus	United Arab Emirates	CID002596
Gold	Asahi Pretec Corp.	Japan	CID000082
Gold	Asahi Refining Canada Ltd.	Canada	CID000924
Gold	Asahi Refining USA Inc.	United States Of America	CID000920
Tin	Asahiseiren Co.,Ltd	Japan	CID002332
Gold	Asaka Riken Co., Ltd.	Japan	CID000090
Tantalum	Asaka Riken Co., Ltd.	Japan	CID000092
Tungsten	Asia Tungsten Products Vietnam Ltd.	Viet Nam	CID002502
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	Turkey	CID000103
Gold	AU Traders and Refiners	South Africa	CID002850
Gold	Augmont Enterprises Private Limited	India	CID003461
Gold	AURA-II	United States Of America	CID002851
Gold	Aurubis AG	Germany	CID000113
Tin	Aurubis Beerse	Belgium	CID002773
Tin	Aurubis Berango	Spain	CID002774
Tungsten	Avon Specialty Metals Ltd.	United Kingdom Of Great Britain And Northern Ireland	CID002704
Tantalum	Avon Specialty Metals Ltd.	United Kingdom Of Great Britain And Northern Ireland	CID002705
Gold	Baiyin Nonferrous Metals Corporation (BNMC)	China	CID000120
Gold	Bangalore Refinery	India	CID002863
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	Philippines	CID000128
Gold	Bauer Walser AG	Germany	CID000141
Gold	Boliden Ronnskar	Sweden	CID000157
Tin	Brinkmann Chemie AG	Germany	CID000169
Gold	C. Hafner GmbH + Co. KG	Germany	CID000176
Gold	C.I Metales Procesados Industriales SAS	Colombia	CID003421
Gold	Caridad	Mexico	CID000180
Gold	CCR Refinery - Glencore Canada Corporation	Canada	CID000185
Bold italic type indicates RMAP Conformant
Italic type indicates RMAP Active
Normal type indicates a SOR listed on the current CMRT Smelter Look-up List Tab

Gold	Cendres + Metaux S.A.	Switzerland	CID000189
Gold	CGR Metalloys Pvt Ltd.	India	CID003382
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	China	CID000211
Gold	Chengfeng Metals Co. Pte. Ltd.	Singapore	CID002868
Tungsten	Chenzhou Yun Xiang mining limited liability company	China	CID000229
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	China	CID000228
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	China	CID003190
Gold	Chimet S.p.A.	Italy	CID000233
Tungsten	China Minmetals Non-ferrous Metals Holding Co., Ltd.	China	CID000239
Tungsten	China Molybdenum Tungsten Co., Ltd.	China	CID002641
Gold	China National Gold Group Corporation	China	CID000242
Tin	China Tin Group Co., Ltd.	China	CID001070
Tin	Chofu Works	China	CID002786
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	China	CID000258
Tantalum	Chongyi Zhangyuan Tungsten Co., Ltd.	China	CID000261
Gold	Chugai Mining	Japan	CID000264
Tin	CNMC (Guangxi) PGMA Co., Ltd.	China	CID000278
Tungsten	CNMC (Guangxi) PGMA Co., Ltd.	China	CID000281
Gold	Coimpa Industrial LTDA	Brazil	CID004010
Gold	Colt Refining	United States Of America	CID000288
Tin	Cooperativa Metalurgica de Rondonia Ltda.	Brazil	CID000295
Tantalum	CP Metals Inc.	United States Of America	CID003402
Tungsten	CP Metals Inc.	United States Of America	CID003448
Tin	CRM Fundicao De Metais E Comercio De Equipamentos Eletronicos Do Brasil Ltda	Brazil	CID003486
Tin	CRM Synergies	Spain	CID003524
Tungsten	Cronimet Brasil Ltda	Brazil	CID003468
Tin	CV Ayi Jaya	Indonesia	CID002570
Tin	CV Dua Sekawan	Indonesia	CID002592
Tin	CV Duta Putra Bangka	Indonesia	CID000304
Tin	CV Gita Pesona	Indonesia	CID000306
Tin	CV Makmur Jaya	Indonesia	CID000308
Bold italic type indicates RMAP Conformant
Italic type indicates RMAP Active
Normal type indicates a SOR listed on the current CMRT Smelter Look-up List Tab

Gold	CV Nurjanah	Indonesia	CID000310
Gold	CV Serumpun Sebalai	Indonesia	CID000314
Tin	CV United Smelting	Indonesia	CID000315
Tin	CV Venus Inti Perkasa	Indonesia	CID002455
Tantalum	D Block Metals, LLC	United States Of America	CID002504
Tin	Da Nang Processing Import and Export Joint Stock Company	Viet Nam	CID003154
Gold	Daejin Indus Co., Ltd.	Korea, Republic Of	CID000328
Gold	Dai-ichi Seiko	Japan	CID000339
Tin	Dai-ichi Seiko	Japan	CID000340
Tungsten	DAIDO STEEL	Japan	CID002349
Gold	Daye Non-Ferrous Metals Mining Ltd.	China	CID000343
Tungsten	Dayu Jincheng Tungsten Industry Co., Ltd.	China	CID002518
Tungsten	Dayu Weiliang Tungsten Co., Ltd.	China	CID000345
Gold	Degussa Sonne / Mond Goldhandel GmbH	Germany	CID002867
Gold	Dijllah Gold Refinery FZC	United Arab Emirates	CID003348
Tantalum	Do Sung Corporation	Korea, Republic Of	CID000360
Gold	DODUCO Contacts and Refining GmbH	Germany	CID000362
Tin	Dongguan CiEXPO Environmental Engineering Co., Ltd.	China	CID003356
Tin	Dongguan City Xida Soldering Tin Products Co.	China	CID000376
Tungsten	DONGKUK INDUSTRIES CO., LTD.	Korea, Republic Of	CID004060
Gold	Dongwu Gold Group	China	CID003663
Gold	Dowa	Japan	CID000401
Tin	Dowa	Japan	CID000402
Tin	Dragon Silver Holdings Limited	China	CID003579
Tin	DS Myanmar	Myanmar	CID003831
Gold	DSC (Do Sung Corporation)	Korea, Republic Of	CID000359
Tantalum	Duoluoshan	China	CID000410
Tungsten	Duoluoshan	China	CID000413
Nickel	Dynatec Madagascar Company	Madagascar	CID003968
Tantalum	E.S.R. Electronics	United States Of America	CID002590
Gold	Eco-System Recycling Co., Ltd. East Plant	Japan	CID000425
Bold italic type indicates RMAP Conformant
Italic type indicates RMAP Active
Normal type indicates a SOR listed on the current CMRT Smelter Look-up List Tab

Gold	Eco-System Recycling Co., Ltd. North Plant	Japan	CID003424
Gold	Eco-System Recycling Co., Ltd. West Plant	Japan	CID003425
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	Viet Nam	CID002572
Gold	Elemetal Refining, LLC	United States Of America	CID001322
Tin	Elemetal Refining, LLC	United States Of America	CID001323
Tin	EM Vinto	Bolivia (Plurinational State Of)	CID000438
Gold	Emerald Jewel Industry India Limited (Unit 1)	India	CID003487
Gold	Emerald Jewel Industry India Limited (Unit 2)	India	CID003488
Gold	Emerald Jewel Industry India Limited (Unit 3)	India	CID003489
Gold	Emerald Jewel Industry India Limited (Unit 4)	India	CID003490
Gold	Emirates Gold DMCC	United Arab Emirates	CID002561
Silver	Empresa Minera Manquiri S.A.	Bolivia (Plurinational State Of)	CID004020
Tin	Estanho de Rondonia S.A.	Brazil	CID000448
Copper	Eti Bakir A.S	Turkey	CID004058
Tantalum	Exotech Inc.	United States Of America	CID000456
Tantalum	F&X Electro-Materials Ltd.	China	CID000460
Tungsten	F&X Electro-Materials Ltd.	China	CID000463
Tin	Fabrica Auricchio Industria e Comercio Ltda.	Brazil	CID003582
Gold	Faggi Enrico S.p.A.	Italy	CID002355
Tin	Feinhutte Halsbrucke GmbH	Germany	CID000466
Tin	Fenix Metals	Poland	CID000468
Gold	Fidelity Printers and Refiners Ltd.	Zimbabwe	CID002515
Tantalum	FIR Metals & Resource Ltd.	China	CID002505
Gold	Fujairah Gold FZC	United Arab Emirates	CID002584
Tin	Fuji Metal Mining Corp.	Japan	CID000498
Tungsten	Fujian Ganmin RareMetal Co., Ltd.	China	CID003401
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	China	CID000499
Tungsten	Fujian Xinlu Tungsten Co., Ltd.	China	CID003609
Tantalum	Furuuchi Chemical Corporation	Japan	CID002576
Tin	Galva Metal	United States Of America	CID000516
Tantalum	Gannon & Scott	United States Of America	CID000520
Bold italic type indicates RMAP Conformant
Italic type indicates RMAP Active
Normal type indicates a SOR listed on the current CMRT Smelter Look-up List Tab

Tungsten	Ganxian Shirui New Material Co., Ltd.	China	CID002531
Tungsten	Ganzhou Beseem Ferrotungsten Co., Ltd.	China	CID002644
Tungsten	Ganzhou Haichuang Tungsten Co., Ltd.	China	CID002645
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	China	CID000875
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	China	CID002315
Tungsten	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	China	CID000868
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	China	CID002494
Tungsten	Ganzhou Sunny Non-Ferrous Metals Co., Ltd.	China	CID003580
Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	China	CID002536
Gold	Geib Refining Corp.	United States Of America	CID002459
Tin	Gejiu City Fuxiang Industry and Trade Co., Ltd.	China	CID003410
Tin	Gejiu Fengming Metallurgy Chemical Plant	China	CID002848
Tin	Gejiu Jinye Mineral Company	China	CID002859
Tin	Gejiu Kai Meng Industry and Trade LLC	China	CID000942
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	China	CID000538
Tin	GEJIU YE LIAN CHANG	China	CID000551
Tin	Gejiu Yunxi Group Corp.	China	CID000553
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	China	CID001908
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	China	CID000555
Cobalt	Gem (Jiangsu) Cobalt Industry Co., Ltd.	China	CID003209
Gold	GG Refinery Ltd.	Tanzania	CID004506
Gold	GGC Gujrat Gold Centre Pvt. Ltd.	India	CID002852
Tantalum	Global Advanced Metals	United States Of America	CID000564
Tantalum	Global Advanced Metals Aizu	Japan	CID002558
Tantalum	Global Advanced Metals Boyertown	United States Of America	CID002557
Tungsten	Global Tungsten & Powders LLC	United States Of America	CID000568
Gold	Gold by Gold Colombia	Colombia	CID003641
Gold	Gold Coast Refinery	Ghana	CID003186
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	China	CID002243
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	China	CID001909
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	China	CID003116
Bold italic type indicates RMAP Conformant
Italic type indicates RMAP Active
Normal type indicates a SOR listed on the current CMRT Smelter Look-up List Tab

Gold	Guangdong Hongjin Gold and Silver Smelter	China	CID000612
Gold	Guangdong Hua Jian Trade Co., Ltd.	China	CID000605
Tantalum	Guangdong Jiayuan Metals Co., Ltd	Unknown	CID000606
Gold	Guangdong Jinding Gold Limited	China	CID002312
Gold	GUANGDONG JINXIAN GAOXIN CAI LIAO GONG SI	China	CID000611
Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.	China	CID000291
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	China	CID000218
Tungsten	Guanghan Jiangnan casting smelters	China	CID001371
Tin	GUANGXI HUA TIN GOLD MINUTE FEE, LTD.	China	CID002274
Tin	Guangxi Nonferrous Metals Group	China	CID000626
Tin	Guangxi Zhongshan Jin Yi Smelting Co., Ltd.	China	CID000628
Tin	Guanyang Guida Nonferrous Metal Smelting Plant	China	CID002849
Tantalum	Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	China	CID002501
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	China	CID000651
Tantalum	H.C. Starck GmbH	Germany	CID000654
Tungsten	H.C. Starck Group	Germany	CID000683
Tantalum	H.C. Starck Surface Technology and Ceramic Powders GmbH	Germany	CID002546
Tungsten	H.C. Starck Tungsten GmbH	Germany	CID002541
Gold	Hang Seng Technology	China	CID000670
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	China	CID000671
Tungsten	HANNAE FOR T Co., Ltd.	Korea, Republic Of	CID003978
Nickel	Harima Refinery, Sumitomo Metal Mining	Japan	CID003882
Tin	HeeSung Metal Ltd.	Korea, Republic Of	CID000690
Gold	Heimerle + Meule GmbH	Germany	CID000694
Gold	Henan Yuguang Gold & Lead Co., Ltd.	China	CID002519
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	China	CID002492
Gold	Heraeus Germany GmbH Co. KG	Germany	CID000711
Tantalum	Heraeus Holding, GmbH	Germany	CID002879
Gold	Heraeus Metals Hong Kong Ltd.	China	CID000707
Gold	Hetai Gold Mineral Guangdong Co., Ltd.	China	CID000718
Tin	Hezhou Jinwei Tin Co., Ltd.	China	CID000720
Bold italic type indicates RMAP Conformant
Italic type indicates RMAP Active
Normal type indicates a SOR listed on the current CMRT Smelter Look-up List Tab

Tantalum	Hi-Temp Specialty Metals, Inc.	United States Of America	CID000731
Tin	Hongqiao Metals (Kunshan) Co., Ltd.	China	CID002635
Gold	Hop Hing electroplating factory Zhejiang	Unknown	CID002739
Gold	House of Currency of Brazil (Casa da Moeda do Brazil)	Brazil	CID002601
Tungsten	Hubei Green Tungsten Co., Ltd.	China	CID003417
Tin	HuiChang Hill Tin Industry Co., Ltd.	China	CID002844
Tin	Huichang Jinshunda Tin Co., Ltd.	China	CID000760
Tin	Hulterworth Smelter	Malaysia	CID002365
Tungsten	Hunan Chenzhou Mining Co., Ltd.	China	CID000766
Gold	Hunan Chenzhou Mining Co., Ltd.	China	CID000767
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	China	CID002579
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Yanglin	China	CID002578
Gold	Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.	China	CID000773
Tungsten	Hunan Jintai New Material Co., Ltd.	China	CID000769
Tungsten	Hunan Litian Tungsten Industry Co., Ltd.	China	CID003182
Tungsten	Hunan Shizhuyuan Nonferrous Metals Co., Ltd. Chenzhou Tungsten Products Branch	China	CID002513
Tin	Hunan Xianghualing tin	China	CID000775
Gold	Hung Cheong Metal Manufacturing Limited	China	CID002904
Gold	HwaSeong CJ CO., LTD.	Korea, Republic Of	CID000778
Tungsten	Hydrometallurg, JSC	Russian Federation	CID002649
Multiple	ICD Alloys and Metals LLC	United States Of America	CID003932
Tin	IMPAG AG	Unknown	CID000790
Gold	Industrial Refining Company	Belgium	CID002587
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	China	CID000801
Gold	International Precious Metal Refiners	United Arab Emirates	CID002562
Gold	Ishifuku Metal Industry Co., Ltd.	Japan	CID000807
Gold	Istanbul Gold Refinery	Turkey	CID000814
Gold	Italpreziosi	Italy	CID002765
Gold	JALAN & Company	India	CID002893
Gold	Japan Mint	Japan	CID000823
Tungsten	Japan New Metals Co., Ltd.	Japan	CID000825
Bold italic type indicates RMAP Conformant
Italic type indicates RMAP Active
Normal type indicates a SOR listed on the current CMRT Smelter Look-up List Tab

Tin	Jau Janq Enterprise Co., Ltd.	Taiwan, Province Of China	CID000822
Tungsten	JCC	China	CID003071
Tin	Jiang Jia Wang Technology Co.	China	CID000840
Tin	Jiang Xi Jia Wang Technology Tin Products Environmental Ltd.	China	CID000841
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	China	CID002551
Gold	Jiangxi Copper Co., Ltd.	China	CID000855
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	China	CID002512
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	China	CID002321
Tin	Jiangxi Ketai Advanced Material Co., Ltd.	China	CID000244
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	China	CID002313
Nickel	Jiangxi Miracle Golden Tiger Cobalt Co. Ltd.	China	CID004398
Tin	Jiangxi New Nanshan Technology Ltd.	China	CID001231
Tungsten	Jiangxi Richsea New Materials Co., Ltd.	China	CID002493
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	China	CID002318
Tantalum	Jiangxi Tuohong New Raw Material	China	CID002842
Tungsten	Jiangxi Xianglu Tungsten Co., Ltd.	China	CID002647
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	China	CID002317
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	China	CID002535
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	China	CID002316
Tin	Jiangxi Yaosheng Tungsten Co., Ltd.	China	CID002819
Gold	Jin Jinyin Refining Co., Ltd.	China	CID000884
Gold	Jinlong Copper Co., Ltd.	China	CID000909
Tantalum	Jiujiang Janny New Material Co., Ltd.	China	CID003191
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	China	CID000914
Tantalum	Jiujiang Tanbre Co., Ltd.	China	CID000917
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	China	CID002506
Tungsten	JSC "Kirovgrad Hard Alloys Plant"	Russian Federation	CID003408
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	Russian Federation	CID000927
Gold	JSC Novosibirsk Refinery	Russian Federation	CID000493
Gold	JSC Uralelectromed	Russian Federation	CID000929
Tin	Ju Tai Industrial Co., Ltd.	China	CID000934
Bold italic type indicates RMAP Conformant
Italic type indicates RMAP Active
Normal type indicates a SOR listed on the current CMRT Smelter Look-up List Tab

Gold	JX Nippon Mining & Metals Co., Ltd.	Japan	CID000937
Gold	K.A. Rasmussen	Norway	CID003497
Gold	Kaloti Precious Metals	United Arab Emirates	CID002563
Copper	Kamoto Copper Company	Congo, Democratic Republic Of The	CID004394
Tin	KARAS PLATING LTD	United Kingdom Of Great Britain And Northern Ireland	CID003047
Gold	Kazakhmys Smelting LLC	Kazakhstan	CID000956
Gold	Kazzinc	Kazakhstan	CID000957
Tantalum	KEMET Blue Powder	United States Of America	CID002568
Tantalum	KEMET Corp.	United States Of America	CID000963
Tantalum	KEMET de Mexico	Mexico	CID002539
Tungsten	Kenee Mining Corporation Vietnam	Viet Nam	CID004619
Tungsten	Kennametal Fallon	United States Of America	CID000966
Tungsten	Kennametal Huntsville	United States Of America	CID000105
Gold	Kennecott Utah Copper LLC	United States Of America	CID000969
Tungsten	KGETS Co., Ltd.	Korea, Republic Of	CID003388
Gold	KGHM Polska Miedz Spolka Akcyjna	Poland	CID002511
Tantalum	King-Tan Tantalum Industry Ltd.	China	CID000973
Copper	Kisanfu Mining (Kimin)	Congo, Democratic Republic Of The	CID003872
Gold	Kojima Chemicals Co., Ltd.	Japan	CID000981
Gold	Korea Metal Co., Ltd.	Korea, Republic Of	CID000988
Gold	Korea Zinc Co., Ltd.	Korea, Republic Of	CID002605
Gold	Kosak Seiren	Japan	CID000991
Gold	KP Sanghvi International Pvt Ltd	India	CID004433
Gold	Kundan Care Products Ltd.	India	CID003463
Gold	Kyrgyzaltyn JSC	Kyrgyzstan	CID001029
Gold	Kyshtym Copper-Electrolytic Plant ZAO	Russian Federation	CID002865
Gold	L'azurde Company For Jewelry	Saudi Arabia	CID001032
Gold	L'Orfebre S.A.	Andorra	CID002762
Tin	LIAN JING	China	CID002281
Bold italic type indicates RMAP Conformant
Italic type indicates RMAP Active
Normal type indicates a SOR listed on the current CMRT Smelter Look-up List Tab

Tungsten	Lianyou Metals Co., Ltd.	Taiwan, Province Of China	CID003407
Tungsten	Lianyou Resources Co., Ltd.	Taiwan, Province Of China	CID004397
Gold	LiBaoJia	China	CID002380
Gold	Lingbao Gold Co., Ltd.	China	CID001056
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	China	CID001058
Tin	Linqu Xianggui Smelter Co., Ltd.	China	CID001063
Tungsten	LLC Vostok	Russian Federation	CID003643
Gold	LS MnM Inc.	Korea, Republic Of	CID001078
Gold	LSM Brasil S.A.	Brazil	CID002731
Gold	LT Metal Ltd.	Korea, Republic Of	CID000689
Tin	Luna Smelter, Ltd.	Rwanda	CID003387
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	China	CID001093
Tin	M/s ECO Tropical Resources	Singapore	CID002382
Tin	Ma An Shan Shu Guang Smelter Corp.	China	CID001098
Tin	Ma'anshan Weitai Tin Co., Ltd.	China	CID003379
Tin	Magnu's Minerais Metais e Ligas Ltda.	Brazil	CID002468
Tin	Malaysia Smelting Corporation (MSC)	Malaysia	CID001105
Tantalum	Malaysia Smelting Corporation (MSC)	Malaysia	CID001108
Tin	Malaysia Smelting Corporation Berhad (Port Klang)	Malaysia	CID004434
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	China	CID002319
Gold	Marsam Metals	Brazil	CID002606
Tungsten	Masan High-Tech Materials	Viet Nam	CID002543
Tin	Materials Eco-Refining Co., Ltd.	Japan	CID001112
Gold	Materion	United States Of America	CID001113
Tantalum	Materion	United States Of America	CID001115
Tungsten	Materion	United States Of America	CID001116
Tantalum	Materion Newton Inc.	United States Of America	CID002548
Gold	Matsuda Sangyo Co., Ltd.	Japan	CID001119
Gold	MD Overseas	India	CID003548
Tungsten	Mehra Ferro-Alloys Pvt. Ltd.	India	CID002652
Tin	Melt Metais e Ligas S.A.	Brazil	CID002500
Bold italic type indicates RMAP Conformant
Italic type indicates RMAP Active
Normal type indicates a SOR listed on the current CMRT Smelter Look-up List Tab

Tantalum	Meta Materials	North Macedonia, Republic Of	CID002847
Tin	Metahub Industries Sdn. Bhd.	Malaysia	CID001136
Gold	Metal Concentrators SA (Pty) Ltd.	South Africa	CID003575
Tin	Metallic Resources, Inc.	United States Of America	CID001142
Gold	Metallix Refining Inc.	United States Of America	CID003557
Tin	Metallum Group Holding NV	Belgium	CID001143
Tantalum	Metallurgical Products India Pvt., Ltd.	India	CID001163
Gold	Metalor Technologies (Hong Kong) Ltd.	China	CID001149
Gold	Metalor Technologies (Singapore) Pte., Ltd.	Singapore	CID001152
Gold	Metalor Technologies (Suzhou) Ltd.	China	CID001147
Gold	Metalor Technologies S.A.	Switzerland	CID001153
Gold	Metalor USA Refining Corporation	United States Of America	CID001157
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	Mexico	CID001161
Tin	Minchali Metal Industry Co., Ltd.	Taiwan, Province Of China	CID001172
Tin	Mineracao Taboca S.A.	Brazil	CID001173
Tantalum	Mineracao Taboca S.A.	Brazil	CID001175
Tin	Ming Li Jia smelt Metal Factory	China	CID001177
Tin	Mining Minerals Resources SARL	Congo, Democratic Republic Of The	CID004065
Tin	Minmetals Ganzhou Tin Co. Ltd.	China	CID001179
Tungsten	Minmetals Ganzhou Tin Co. Ltd.	China	CID001181
Tin	Minsur	Peru	CID001182
Gold	Mitsubishi Materials Corporation	Japan	CID001188
Tin	Mitsubishi Materials Corporation	Japan	CID001191
Tantalum	Mitsui Mining and Smelting Co., Ltd.	Japan	CID001192
Gold	Mitsui Mining and Smelting Co., Ltd.	Japan	CID001193
Tungsten	Mitsui Mining and Smelting Co., Ltd.	Japan	CID001195
Gold	MKS PAMP SA	Switzerland	CID001352
Gold	MMTC-PAMP India Pvt., Ltd.	India	CID002509
Gold	Modeltech Sdn Bhd	Malaysia	CID002857
Tin	Modeltech Sdn Bhd	Malaysia	CID002858
Bold italic type indicates RMAP Conformant
Italic type indicates RMAP Active
Normal type indicates a SOR listed on the current CMRT Smelter Look-up List Tab

Tungsten	Moliren Ltd.	Russian Federation	CID002845
Tin	Morigin Company	Japan	CID002701
Gold	Morris and Watson	New Zealand	CID002282
Gold	Morris and Watson Gold Coast	Australia	CID002866
Gold	Moscow Special Alloys Processing Plant	Russian Federation	CID001204
Nickel	Murrin Murrin Nickel Cobalt Plant	Australia	CID003928
Copper	Mutanda Mining SPRL	Congo, Democratic Republic Of The	CID004074
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	Turkey	CID001220
Tungsten	Nam Viet Cromit Joint Stock Company	Viet Nam	CID004034
Tantalum	Nantong Tongjie Electrical Co., Ltd.	Unknown	CID002386
Gold	Navoi Mining and Metallurgical Combinat	Uzbekistan	CID001236
Tin	Ney Metals and Alloys	Unknown	CID001246
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	Viet Nam	CID002573
Gold	NH Recytech Company	Korea, Republic Of	CID003189
Tungsten	Niagara Refining LLC	United States Of America	CID002589
Gold	Nihon Material Co., Ltd.	Japan	CID001259
Gold	Nihon Superior Co., Ltd.	Japan	CID001252
Tin	Nihon Superior Co., Ltd.	Japan	CID002441
Nickel	Niihama Nickel Refinery, Sumitomo Metal Mining	Japan	CID004055
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	China	CID001277
Tungsten	Ningxia Orient Tantalum Industry Co., Ltd.	China	CID001280
Gold	Nohon Material Corporation	Japan	CID002285
Tin	Novosibirsk Tin Combine	Russian Federation	CID001305
Tantalum	NPM Silmet AS	Estonia	CID001200
Tungsten	NPP Tyazhmetprom LLC	Russian Federation	CID003416
Gold	Nyrstar	United States Of America	CID001313
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	Thailand	CID001314
Tin	O.M. Manufacturing Philippines, Inc.	Philippines	CID002517
Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	Austria	CID002779
Gold	Ohura Precious Metal Industry Co., Ltd.	Japan	CID001325
Bold italic type indicates RMAP Conformant
Italic type indicates RMAP Active
Normal type indicates a SOR listed on the current CMRT Smelter Look-up List Tab

Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	Russian Federation	CID001326
Gold	OJSC Kolyma Refinery	Russian Federation	CID001328
Tin	Old City Metals Processing Co., Ltd.	China	CID001332
Tin	OMODEO A. E S. METALLEGHE SRL	Italy	CID003395
Tungsten	OOO “Technolom” 1	Russian Federation	CID003614
Tungsten	OOO “Technolom” 2	Russian Federation	CID003612
Tin	Operaciones Metalurgicas S.A.	Bolivia (Plurinational State Of)	CID001337
Tin	Pan Light Corporation	Taiwan, Province Of China	CID001356
Gold	Pease & Curren	United States Of America	CID002872
Gold	Penglai Penggang Gold Industry Co., Ltd.	China	CID001362
Tungsten	Philippine Chuangxin Industrial Co., Inc.	Philippines	CID002827
Tin	Phoenix Metal Ltd.	Rwanda	CID002507
Tungsten	Plansee Composite Materials GmbH	Germany	CID004068
Multiple	Plansee SE	Austria	CID001368
Tantalum	Plansee SE Liezen	Austria	CID002540
Multiple	Plansee SE Reutte	Austria	CID002556
Gold	Planta Recuperadora de Metales SpA	Chile	CID002919
Tantalum	PM Kalco Inc	United States Of America	CID003396
Tungsten	Pobedit, JSC	Russian Federation	CID002532
Tin	Pongpipat Company Limited	Myanmar	CID003208
Tantalum	PowerX Ltd.	Rwanda	CID004054
Gold	Precious Metals Sales Corp.	United States Of America	CID002581
Tin	Precious Minerals and Smelting Limited	India	CID003409
Tin	Primeyoung Metal Ind. (Zhuhai) Co., Ltd.	China	CID002230
Gold	Prioksky Plant of Non-Ferrous Metals	Russian Federation	CID001386
Tin	PT Alam Lestari Kencana	Indonesia	CID001393
Gold	PT Aneka Tambang (Persero) Tbk	Indonesia	CID001397
Tin	PT Aries Kencana Sejahtera	Indonesia	CID000309
Tin	PT Artha Cipta Langgeng	Indonesia	CID001399
Tin	PT ATD Makmur Mandiri Jaya	Indonesia	CID002503
Tin	PT Babel Inti Perkasa	Indonesia	CID001402
Bold italic type indicates RMAP Conformant
Italic type indicates RMAP Active
Normal type indicates a SOR listed on the current CMRT Smelter Look-up List Tab

Tin	PT Babel Surya Alam Lestari	Indonesia	CID001406
Tin	PT Bangka Kudai Tin	Indonesia	CID001409
Tin	PT Bangka Prima Tin	Indonesia	CID002776
Tin	PT Bangka Putra Karya	Indonesia	CID001412
Tin	PT Bangka Serumpun	Indonesia	CID003205
Tin	PT Bangka Timah Utama Sejahtera	Indonesia	CID001416
Tin	PT Bangka Tin Industry	Indonesia	CID001419
Tin	PT Belitung Industri Sejahtera	Indonesia	CID001421
Tin	PT BilliTin Makmur Lestari	Indonesia	CID001424
Tin	PT Bukit Timah	Indonesia	CID001428
Tin	PT Cipta Persada Mulia	Indonesia	CID002696
Tin	PT Cipta Persada Mulia	Indonesia	CID002696
Tin	PT DS Jaya Abadi	Indonesia	CID001434
Tin	PT Eunindo Usaha Mandiri	Indonesia	CID001438
Tin	PT Fang Di MulTindo	Indonesia	CID001442
Tin	PT HP Metals Indonesia	Indonesia	CID001445
Tin	PT Inti Stania Prima	Indonesia	CID002530
Tin	PT Justindo	Indonesia	CID000307
Tin	PT Karimun Mining	Indonesia	CID001448
Tin	PT Kijang Jaya Mandiri	Indonesia	CID002829
Tin	PT Koba Tin	Indonesia	CID001449
Tin	PT Lautan Harmonis Sejahtera	Indonesia	CID002870
Tin	PT Masbro Alam Stania	Indonesia	CID003380
Tin	PT Menara Cipta Mulia	Indonesia	CID002835
Tin	PT Mitra Stania Prima	Indonesia	CID001453
Tin	PT Mitra Sukses Globalindo	Indonesia	CID003449
TIN	PT NATARI	Indonesia	CID001456
Tin	PT O.M. Indonesia	Indonesia	CID002757
Tin	PT Panca Mega Persada	Indonesia	CID001457
Tin	PT Premium Tin Indonesia	Indonesia	CID000313
Tin	PT Prima Timah Utama	Indonesia	CID001458
Bold italic type indicates RMAP Conformant
Italic type indicates RMAP Active
Normal type indicates a SOR listed on the current CMRT Smelter Look-up List Tab

Tin	PT Putera Sarana Shakti (PT PSS)	Indonesia	CID003868
Tin	PT Rajawali Rimba Perkasa	Indonesia	CID003381
Tin	PT Rajehan Ariq	Indonesia	CID002593
Tin	PT Refined Bangka Tin	Indonesia	CID001460
Tin	PT Refined Bangka Tin	Indonesia	CID0001460
Tin	PT Sariwiguna Binasentosa	Indonesia	CID001463
Tin	PT Seirama Tin Investment	Indonesia	CID001466
Tin	PT Singkep Times Utama	Indonesia	CID002476
Tin	PT Stanindo Inti Perkasa	Indonesia	CID001468
Tungsten	PT Stanindo Inti Perkasa	Indonesia	CID001470
Tin	PT Sukses Inti Makmur (SIM)	Indonesia	CID002816
Tin	PT Sumber Jaya Indah	Indonesia	CID001471
Tin	PT Supra Sukses Trinusa	Indonesia	CID001476
Tin	PT Timah Nusantara	Indonesia	CID001486
Tin	PT Timah Tbk	Indonesia	CID002772
Tin	PT Timah Tbk Kundur	Indonesia	CID001477
Tin	PT Timah Tbk Mentok	Indonesia	CID001482
Tungsten	PT Timah Tbk Mentok	Indonesia	CID001485
Tin	PT Tinindo Inter Nusa	Indonesia	CID001490
Tin	PT Tirus Putra Mandiri	Indonesia	CID002478
Tin	PT Tommy Utama	Indonesia	CID001493
Tin	PT Wahana Perkit Jaya	Indonesia	CID002479
Tin	PT Yinchendo Mining Industry	Indonesia	CID001494
Gold	PX Precinox S.A.	Switzerland	CID001498
Gold	QG Refining, LLC	United States Of America	CID003324
Tantalum	QSIL Metals Hermsdorf GmbH	Germany	CID002547
Tantalum	QuantumClean	United States Of America	CID001508
Gold	Rand Refinery (Pty) Ltd.	South Africa	CID001512
Gold	Realized the Enterprise Co., Ltd.	China	CID001515
Gold	Refinery of Seemine Gold Co., Ltd.	China	CID000522
Gold	REMONDIS PMR B.V.	Netherlands	CID002582
Bold italic type indicates RMAP Conformant
Italic type indicates RMAP Active
Normal type indicates a SOR listed on the current CMRT Smelter Look-up List Tab

Gold	Republic Metals Corporation	United States Of America	CID002510
Tin	Resind Industria e Comercio Ltda.	Brazil	CID002706
Tantalum	Resind Industria e Comercio Ltda.	Brazil	CID002707
Tantalum	RFH Recycling Metals Co., Ltd.	China	CID003159
Tantalum	RFH Yancheng Jinye New Material Technology Co., Ltd.	China	CID003583
Tin	Rian Resources SDN. BHD.	Malaysia	CID003581
Gold	Rio Tinto Group	Unknown	CID002914
Tin	ROHM & HAAS	United States Of America	CID001530
Gold	Royal Canadian Mint	Canada	CID001534
Gold	Royal Canadian Mint	Canada	CID001534
Tin	Rui Da Hung	Taiwan, Province Of China	CID001539
Tantalum	Rui Da Hung	Taiwan, Province Of China	CID001541
Tin	S. Izaguirre	Spain	CID002789
Gold	SAAMP	France	CID002761
Gold	Sabin Metal Corp.	United States Of America	CID001546
Gold	Safimet S.p.A	Italy	CID002973
Gold	SAFINA A.S.	Czechia	CID002290
Gold	Sai Refinery	India	CID002853
Gold	Sam Precious Metals	United Arab Emirates	CID003666
Gold	Samduck Precious Metals	Korea, Republic Of	CID001555
Gold	Samwon Metals Corp.	Korea, Republic Of	CID001562
Gold	Sancus ZFS (L’Orfebre, SA)	Colombia	CID003529
Tungsten	Sanher Tungsten Vietnam Co., Ltd.	Viet Nam	CID002538
Gold	SAXONIA Edelmetalle GmbH	Germany	CID002777
Gold	Schone Edelmetaal B.V.	Netherlands	CID001573
Gold	Sellem Industries Ltd.	Mauritania	CID003540
Gold	SEMPSA Joyeria Plateria S.A.	Spain	CID001585
Gold	Shan Dong Huangjin	China	CID001604
Gold	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co., Ltd.	China	CID001605
Tin	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co., Ltd.	China	CID001606
Gold	Shandon Jin Jinyin Refining Limited	China	CID001607
Bold italic type indicates RMAP Conformant
Italic type indicates RMAP Active
Normal type indicates a SOR listed on the current CMRT Smelter Look-up List Tab

Gold	Shandong Gold Smelting Co., Ltd.	China	CID001916
Gold	Shandong Hengbang Smelter Co., Ltd.	China	CID001612
Tin	shandong huangjin	China	CID002292
Gold	Shandong Humon Smelting Co., Ltd.	China	CID002525
Gold	Shandong penglai gold smelter	Unknown	CID001616
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	China	CID001619
Gold	Shandong Yanggu Xiangguang Co., Ltd.	China	CID002614
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	China	CID001622
Tantalum	Shanghai Jiangxi Metals Co., Ltd.	China	CID001634
Tin	Shangrao Xuri Smelting Factory	China	CID001648
Tin	Shapiro Metals	United States Of America	CID001659
Tin	shen zhen qi xiang da hua gong gong si	China	CID001665
Gold	Shenzhen CuiLu Gold Co., Ltd.	China	CID002750
Gold	Shenzhen Heng Zhong Industry Co., Ltd.	China	CID001692
Tin	Shenzhen Hong Chang Metal Manufacturing Factory	China	CID001694
Gold	Shenzhen Kuril company	China	CID001698
Gold	Shenzhen Zhonghenglong Real Industry Co., Ltd.	China	CID002527
Tungsten	Shinwon Tungsten (Fujian Shanghang) Co., Ltd.	China	CID004430
Gold	Shirpur Gold Refinery Ltd.	India	CID002588
Tin	Sichuan Guanghan Jiangnan casting smelters	China	CID001731
Gold	Sichuan Tianze Precious Metals Co., Ltd.	China	CID001736
Tin	Sigma Tin Alloy Co., Ltd.	China	CID002408
Gold	Singway Technology Co., Ltd.	Taiwan, Province Of China	CID002516
Gold	Sino-Platinum Metals Co., Ltd.	China	CID001745
Tin	Sizer Metals PTE Ltd	Unknown	CID001748
Gold	So Accurate Group, Inc.	United States Of America	CID001754
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	Russian Federation	CID001756
Tin	Soft Metais Ltda.	Brazil	CID001758
Gold	Solar Applied Materials Technology Corp.	Taiwan, Province Of China	CID001761
Tungsten	Solar Applied Materials Technology Corp.	Taiwan, Province Of China	CID001764
Tin	Solder Court Ltd.	China	CID002436
Bold italic type indicates RMAP Conformant
Italic type indicates RMAP Active
Normal type indicates a SOR listed on the current CMRT Smelter Look-up List Tab

Tantalum	Solikamsk Magnesium Works OAO	Russian Federation	CID001769
Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City	China	CID002815
Gold	Sovereign Metals	India	CID003383
Tin	Spectro Alloys Corp.	United States Of America	CID002411
Gold	State Research Institute Center for Physical Sciences and Technology	Lithuania	CID003153
Gold	Sudan Gold Refinery	Sudan	CID002567
Gold	Sumitomo Metal Mining Co., Ltd.	Japan	CID001798
Tungsten	Sumitomo Metal Mining Co., Ltd.	Japan	CID001801
Gold	SungEel HiMetal Co., Ltd.	Korea, Republic Of	CID002918
Gold	Suntain Co., Ltd.	Taiwan, Province Of China	CID001808
Gold	Super Dragon Technology Co., Ltd.	Taiwan, Province Of China	CID001810
Tin	Super Ligas	Brazil	CID002756
Tin	Suzhou Nuonengda Chemical Co., Ltd.	China	CID001822
Gold	SuZhou ShenChuang recycling Ltd.	Unknown	CID002743
Gold	T.C.A S.p.A	Italy	CID002580
Gold	Tai Perng	Unknown	CID001840
Tin	Tai Perng	Unknown	CID001841
Gold	Taicang City Nancang Metal Material Co., Ltd.	China	CID001844
Tin	Taicang City Nancang Metal Material Co., Ltd.	China	CID001845
Tantalum	Taike Technology (Suzhou) Co., Ltd.	China	CID002566
Tin	Taiwan high-tech Co., Ltd.	Taiwan, Province Of China	CID001851
Tin	Taiwan Huanliang	Unknown	CID001852
Tin	Taiwan qinggao qiye you xian gong si	Unknown	CID001854
Gold	TAIWAN TOTAI CO., LTD.	Unknown	CID001857
Tin	Taiwan's lofty Enterprises Ltd.	Taiwan, Province Of China	CID001859
Tin	Takehara PVD Materials Plant / PVD Materials Division of MITSUI MINING & SMELTING CO., LTD.	Japan	CID004403
Tantalum	Taki Chemical Co., Ltd.	Japan	CID001869
Gold	Tanaka Kikinzoku Kogyo K.K.	Japan	CID001875
Tantalum	TANIOBIS Co., Ltd.	Thailand	CID002544
Tantalum	TANIOBIS GmbH	Germany	CID002545
Bold italic type indicates RMAP Conformant
Italic type indicates RMAP Active
Normal type indicates a SOR listed on the current CMRT Smelter Look-up List Tab

Tantalum	TANIOBIS Japan Co., Ltd.	Japan	CID002549
Tungsten	TANIOBIS Smelting GmbH & Co. KG	Germany	CID002542
Tantalum	TANIOBIS Smelting GmbH & Co. KG	Germany	CID002550
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	Viet Nam	CID001889
Tantalum	Telex Metals	United States Of America	CID001891
Tin	Tennessee Aluminum Processors	United States Of America	CID001882
Tin	Thai Nguyen Mining and Metallurgy Co., Ltd.	Viet Nam	CID002834
Tin	Thailand Mine Factory	Thailand	CID001897
Tin	Thaisarco	Thailand	CID001898
Tungsten	Thaisarco	Thailand	CID001901
Tin	Three green surface technology limited company	China	CID001920
Tin	Tianshui Ling Bo Technology Co., Ltd.	China	CID001929
Tin	TIN PLATING GEJIU	China	CID001932
Tin	Tin Smelting Branch of Yunnan Tin Co., Ltd.	China	CID002180
Tin	Tin Technology & Refining	United States Of America	CID003325
Gold	Tokuriki Honten Co., Ltd.	Japan	CID001938
Tin	TONG LONG	Unknown	CID001943
Gold	Tongling Nonferrous Metals Group Co., Ltd.	China	CID001947
Gold	TOO Tau-Ken-Altyn	Kazakhstan	CID002615
Tin	Top-Team Technology (Shenzhen) Ltd.	China	CID001954
Gold	Torecom	Korea, Republic Of	CID001955
Tungsten	Toshiba Material Co., Ltd.	Japan	CID002423
Copper	Toyo Smelter & Refinery, Sumitomo Metal Mining	Japan	CID003878
Tantalum	Tranzact, Inc.	United States Of America	CID002571
Tin	TRATHO Metal Quimica	Brazil	CID003474
Gold	Tsai Brother industries	Unknown	CID002745
Gold	TSK Pretech	Korea, Republic Of	CID003195
Tungsten	Tungsten Diversified Industries LLC	United States Of America	CID002659
Tungsten	Tungsten Vietnam Joint Stock Company	Viet Nam	CID003993
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	Viet Nam	CID002574
Tantalum	Ulba Metallurgical Plant JSC	Kazakhstan	CID001969
Bold italic type indicates RMAP Conformant
Italic type indicates RMAP Active
Normal type indicates a SOR listed on the current CMRT Smelter Look-up List Tab

Tin	Ultracore Co., Ltd.	Unknown	CID001998
Tantalum	ULVAC Inc.	Japan	CID002861
Gold	Umicore Brasil Ltda.	Brazil	CID001977
Gold	Umicore Precious Metals Thailand	Thailand	CID002314
Gold	Umicore S.A. Business Unit Precious Metals Refining	Belgium	CID001980
Tungsten	Unecha Refractory metals plant	Russian Federation	CID002724
Gold	United Precious Metal Refining, Inc.	United States Of America	CID001993
Gold	Universal Precious Metals Refining Zambia	Zambia	CID002854
Tantalum	V&D New Materials (Jiangsu) Co., Ltd.	China	CID003498
Gold	Valcambi S.A.	Switzerland	CID002003
Gold	Value Trading	Belgium	CID003617
Gold	Viagra Di precious metals (Zhaoyuan) Co., Ltd.	China	CID002009
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	Viet Nam	CID002011
Mica	VON ROLL BRAZIL LTDA	Brazil	CID003593
Tin	VQB Mineral and Trading Group JSC	Viet Nam	CID002015
Gold	Wam Technologies Taiwan Co., Ltd.	Taiwan, Province Of China	CID002020
Gold	WANG TING	China	CID002023
Tin	Wang Yu Manufacturing Co., Ltd.	China	CID002024
Gold	WEEEREFINING	France	CID003615
Tin	WELLEY	Taiwan, Province Of China	CID002027
Gold	Western Australian Mint (T/a The Perth Mint)	Australia	CID002030
Tin	White Solder Metalurgia e Mineracao Ltda.	Brazil	CID002036
Gold	WIELAND Edelmetalle GmbH	Germany	CID002778
Tungsten	Wolfram Bergbau und Hutten AG	Austria	CID002044
Tungsten	WOLFRAM Company CJSC	Russian Federation	CID002047
Tungsten	Woltech Korea Co., Ltd.	Korea, Republic Of	CID002843
Tin	WONIL METAL Co., Ltd.	Korea, Republic Of	CID002487
Tin	Wu Xi Shi Yi Zheng Ji Xie She Bei Company	China	CID002054
Tin	WUJIANG CITY LUXE TIN FACTORY	China	CID002057
Tin	Wuxi Lantronic Electronic Co Ltd	China	CID002059
Gold	Wuzhong Group	China	CID002063
Bold italic type indicates RMAP Conformant
Italic type indicates RMAP Active
Normal type indicates a SOR listed on the current CMRT Smelter Look-up List Tab

Tin	Xiamen Honglu Tungsten Molybdenum Co., Ltd.	Unknown	CID002428
Gold	Xiamen JInbo Metal Co., Ltd.	Unknown	CID002076
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	China	CID002320
Tungsten	Xiamen Tungsten Co., Ltd.	China	CID002082
Tin	Xianghualing Tin Industry Co., Ltd.	China	CID002946
Tin	Xianghualing Tin Minerals	China	CID002088
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	China	CID000616
Tantalum	XIMEI RESOURCES(GUIZHOU) TECHNOLOGY CO., LTD.	China	CID003973
Tin	Xin Furukawa Metal ( Wuxi ) Co., Ltd.	China	CID002090
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	China	CID002830
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	China	CID002095
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	China	CID002508
Tin	XURI	China	CID002099
Gold	Yamakin Co., Ltd.	Japan	CID002100
Gold	Yamato Denki Ind. Co., Ltd.	Japan	CID002102
Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.	China	CID001522
Tin	Yao Zhang	China	CID002110
Tin	YH (Yunnan)	China	CID002115
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	China	CID002307
Tin	Yifeng Tin	China	CID002121
Tin	Yiquan Manufacturing	China	CID002123
Gold	Yokohama Metal Co., Ltd.	Japan	CID002129
Tungsten	YUDU ANSHENG TUNGSTEN CO., LTD.	China	CID003662
Tin	Yuecheng Tin Co., Ltd.	China	CID002147
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	China	CID002158
Tin	Yunnan Chengo Electric Smelting Plant	China	CID002162
Gold	Yunnan Copper Industry Co., Ltd.	China	CID000197
Tin	Yunnan Copper Zinc Industry Co., Ltd.	China	CID002164
Tin	Yunnan Geiju Smelting Corp.	Unknown	CID002166
Gold	Yunnan Gold Mining Group Co., Ltd. (YGMG)	China	CID002491
Tin	Yunnan Industrial Co., Ltd.	China	CID002173
Bold italic type indicates RMAP Conformant
Italic type indicates RMAP Active
Normal type indicates a SOR listed on the current CMRT Smelter Look-up List Tab

Tin	Yunnan Malipo Baiyi Kuangye Co.	China	CID002309
Tin	Yunnan Xi YE	China	CID002186
Tin	Yunnan Yunfan Non-ferrous Metals Co., Ltd.	China	CID003397
Tungsten	Zhangzhou Chuen Bao Apt Smeltery Co., Ltd.	China	CID002195
Gold	Zhaojun Maifu	Unknown	CID002201
Gold	Zhaoyuan Li Fu Industrial	China	CID002202
Gold	ZHAOYUAN LIFUSHIYE Co., Ltd	China	CID002203
Gold	Zhe Jiang Guang Yuan Noble Metal Smelting Factory	China	CID002205
Cobalt	Zhejiang Huayou Cobalt Company Limited	China	CID003225
Gold	Zhongkuang Gold Industry Co., Ltd.	China	CID002214
Gold	Zhongshan Hyper-Toxic Substance Monopolized Co., Ltd.	China	CID002219
Tin	Zhongshan Jinye Smelting Co., Ltd	Unknown	CID002220
Gold	Zhongshan Poison Material Proprietary Co., Ltd.	China	CID002221
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	China	CID002224
Gold	Zhuhai toxic materials Monopoly Ltd.	China	CID002231
Tungsten	Zhuzhou Cemented Carbide	China	CID002235
Tantalum	Zhuzhou Cemented Carbide Group Co., Ltd.	China	CID002232
Tungsten	Zhuzhou Cemented Carbide Group Co., Ltd.	China	CID002236
Gold	Zhuzhou Smelting Group Co., Ltd	China	CID002529

Bold italic type indicates RMAP Conformant
Italic type indicates RMAP Active
Normal type indicates a SOR listed on the current CMRT Smelter Look-up List Tab